                                 Exhibit 1.(10)

                               Form of Application

QG410214


                    LIFE INSURANCE APPLICATION (PART I) TO:

[NEW YORK LIFE LOGO]

[ ] NEW YORK LIFE INSURANCE COMPANY (NYLIC)
    51 Madison Ave., New York, N.Y. 10010
[ ] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)(A Delaware Corp.)
    51 Madison Ave., N.Y., N.Y. 10010

[ ] New         [ ] Amend Application
    Application     Dated   /  /

[ ] Reinstatement  }                   { [ ] Conversion [ ] Att age [ ] Orig age
                     Pol. No._________
[ ] Change Request }                   { [ ] GIO/PPO/GIR



_______________________________________________________________________________
1. PERSON PROPOSED FOR COVERAGE

                                                                Occupation

[ ] Proposed Insured is also an OCI under OCI or 7YT Rider(s)   Duties

Sex [ ] M [ ] F    Title [ ] Mr  [ ] Mrs  [ ] Ms [ ] _ _ _ _    Employer

First/Mid                                                       Address
Name      _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _           Street

LAST NAME
& Suffix  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _           City

[ ] Maiden                                                                                           Time
[ ] Known as    _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _           State  _ _  Zip _ _ _ _ _ + _ _ _ _  Yr/Mo _ _ / _ _

Born                   Birthplace                               Prev Occupation
M/D/Y  _ _ / _ _ / _ _ State, Ctry.                             (within 2 yrs)

Soc                          Tax                                Previous
Sec   _ _ _ - _ _ - _ _ _ _  ID# _ _ - _ _ _ _ _ _ _            Duties

Address                                                         Previous
Street                                                          Employer

                                                                Previous
City                                                            Street
                                     Time
State  _ _  Zip _ _ _ _ _ + _ _ _ _  Yr/Mo _ _ / _ _            City

Prev Str                                                                                             Time
(within                                                         State  _ _  Zip _ _ _ _ _ + _ _ _ _  Yr/Mo _ _ / _ _
2 yrs)
                                                                Mail
City                                                            Addr [ ] Res [ ] Bus  Telephone _ _ _ - _ _ _ - _ _ _ _

                                     Time                       Best time to call
State  _ _  Zip _ _ _ _ _ + _ _ _ _  Yr/Mo _ _ / _ _            between 8-5 EST      _ _ : _ _ AM    _ _ : _ _ PM

_____________________________________________________________________________________________________________________________
2.          NYLIC             NYLIC             NYLIC           NYLIC       NYLIC                    NYLIAC       NYLIAC
_____________________________________________________________________________________________________________________________

PLAN        [ ] WL            [ ] MPWL          [ ] 7YT         [ ] 10YT    [ ] IPT    [ ]________   [ ] TL       [ ] SPL
Amount      $                 $                 $               $           $                        $            $
Or                                                                                                          [ ] 1
Premium     $                 $                                 $           $          ___________   OPTION       $
APL         [ ] Yes           [ ] Yes                                                                       [ ] 2
______________________________________________________________________________________
RIDERS      [ ] WP            [ ] WP            [ ] WP          [ ] WP      [ ] WP                   Sched.
            [ ] ADB           [ ] ADB           [ ] ADB         [ ] ADB     [ ] ADB                  $
            $                 $                 $               $           $                        Initial
            [ ] OPP [ ] COM   [ ] OPP [ ] COM   [ ] PPO         [ ] LBR     [ ] PPO                  $
                Sched.            Sched.        $               [ ]         $        ________________________________________
            $                 $                 [ ] 7YTR PI                 [ ] LBR                  [ ] MDW      [ ] LBR
                Unsched.          Unsched.      $                           [ ]                      [ ] ADB      [ ]
            $                 $                      [ ] ADB                                         $
            [ ] DOT           [ ] DOT           $                                                    [ ] GIR
            $                 $                      [ ] PPO                                         $
            [ ] PPO           [ ] PPO           $                                                    [ ] OCI PI
            $                 $                 [ ] LBR                                              $
            [ ] 7YTR PI       [ ] 7YTR PI       [ ]                                                  [ ] LBR
            $                 $                                                                      [ ]
            [ ] IPTR          [ ] IPTR
            $                 $
            [ ] LBR           [ ] LBR
            [ ]               [ ]


Note: For Riders covering other insureds, use Multilife application form

_______________________________________________________________________________________________________________________________

DIVIDEND
 OPTION     [ ] 1YT &/or      [ ] Pd Up Ad      [ ] Accum       [ ] Prem    [ ] Cash   [ ]           Note: For NYLIC plans only
_______________________________________________________________________________________________________________________________

992-501                         SINGLE LIFE                             9925011

QG410214

----------------------------------------------------------------------------------------------------------------------------------
INSURANCE IN FORCE OR PENDING
----------------------------------------------------------------------------------------------------------------------------------
                                                                        Yes  No
Do you have other Life Insurance (all Companies) in force?              / /  / /  If "Yes", Total Amount in all Companies $
                                                                        Yes  No
Do you have other Life Ins. (all Cos.) pending or issued in last year?  / /  / /  If "Yes", Company
                                                                                  Amount $         Plan         No.
----------------------------------------------------------------------------------------------------------------------------------
3. ENDORSEMENTS AND OTHER REQUESTS
----------------------------------------------------------------------------------------------------------------------------------
U.S. Tax Qualified:             / / TSA     / / Pens. Trust   / / Keogh          / / Keogh with Lt. Jt. Control / /
Split Dollar:                   / / Basic   / / Estate        / / Contributory   / / Non-Contributory
Pension Option  / / Yes                   "Non-Trsf." Option  / / Yes            Reduced Pd. Up at lapse  / / Yes
Preliminary Term to Mo/Dy/Yr   /   /   (available on WL, MPWL only)   Note: Policy Date question is not applicable if prelim. term
----------------------------------------------------------------------------------------------------------------------------------
4. MODE / / Ann / / Semi / / Qrtly / / COM / / Nyla / / Gvt / / Arr, for U.S. Tax Qual. Plan / /     Note: COM or Ann only for 7YT
----------------------------------------------------------------------------------------------------------------------------------
5. POLICY DATE if no "other date" is shown, policy date is:
(a) later date of Part I and any required Part II, if cash      (c) the option date, if insurability option being exercised; or
    paid with Part I; or                                        (d) OTHER   Mo/Dy/Yr
(b) the policy's date of issue, if cash-not paid; or                DATE      /  /
----------------------------------------------------------------------------------------------------------------------------------
5. REPLACEMENT
----------------------------------------------------------------------------------------------------------------------------------
Is the insurance applied for intended to replace, in whole or in part, any existing insurance or annuity?  / / Yes  / / No
Company                          Pol. No.                     Plan                        Amount $
Is it a 1035 Exchange?  / / Yes  / / No       If more than one policy being replaced, use Details, Q. 18.
----------------------------------------------------------------------------------------------------------------------------------
7. BENEFICIARY (SUBJECT TO CHANGE. COMPLETE AS APPLICABLE.)
----------------------------------------------------------------------------------------------------------------------------------
/ / Spouse                                                              / / Estate
/ / 1st, Spouse                                                         / / 1st, Spouse
    2nd, Children of marriage                                               2nd, Children of marriage and legally adopted
/ / 1st, Spouse                                                         / / 1st, Spouse
    2nd, Children of marriage and named children                        / / 2nd, Named children


    For children, if trustee during minority is to be named:
    Name of Trustee                                                     Relationship of Trustee to Insured

----------------------------------------------------------------------------------------------------------------------------------
/ / Named Beneficiaries (indicate Order as 1st, 2nd, etc.)
    Order    Full Name                                                  Relationship



----------------------------------------------------------------------------------------------------------------------------------
    Note: For the following designations, use the above section         / / Creditors (-"as interest may appear, bal, if any, to"-)
/ / Fractions (Specify order, shares, full names and relationships)     / / Split Dollar (Pt A, bus. Pt B, pers; recommend B, Est
/ / Trust Agreement (give Name of Trustee and Date of Trust)                of Insd
/ / Last Will and Testament (indicate "Testamentary Trust")             / / Other     if Basic; Est of last surv bene if Est Tx)
/ / Uniform Gifts to Minors (recommend Estate of Insured)
----------------------------------------------------------------------------------------------------------------------------------
8. CURRENT HEALTH
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Yes  No
(a) In the last 2 years, have you been unable to work, unable to attend school or been disabled for one month or more?  / /  / /
(b) In the last 2 years, have you been in a hospital or other medical facility for more than 5 consecutive days?        / /  / /
(c) Are you consulting or intending to consult a physician for any reason (excluding minor colds)?                      / /  / /

Note: If "Yes" to any part of question 8, cash CAN NOT be paid and an Application Part II must be completed in all cases.
----------------------------------------------------------------------------------------------------------------------------------
9(a) Answer if cash is intended to be paid with this application. Is it agreed that cash will be received subject to
     the terms of the attached receipt, that any coverage will be provided only as stated in the attached receipt and   Yes  No
     only if all conditions to coverage are met, and that any such coverage will be temporary and limited in amount?    / /  / /
     If "No" to 9(a), or if Questions 8(a), 8(b) or 8(c) are answered "Yes", cash can not be paid.
 (b) TOTAL CASH PAID? $                         If amendment, cash previously paid: $
----------------------------------------------------------------------------------------------------------------------------------

992-501                                                                 9925012

QG410214

------------------------------------------------------------------------------------------------------------------------------
10. Is a spouse or dependent child applying for SCI/CI Ins. coverage? (If yes, this form must not be used;
    use Multilife application form)                                                                           Yes [ ]  No [ ]
------------------------------------------------------------------------------------------------------------------------------
11. INSURANCE ON CHILD? Answer if Proposed Insured is under 14 yrs. 6 mos. (Explain any "No" in Details, Q. 18.)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Yes   No
    (a) Is Applicant a parent or legal guardian (attach proof of guardianship) of Proposed Insured?..............  [ ]   [ ]
    (b) Is Applicant employed and providing Proposed Insured's main support?.....................................  [ ]   [ ]
    (c) Is all life insurance in force on Applicant at least equal to that on Proposed Insured?..................  [ ]   [ ]
        If Child resides in NY and age is over 4 yrs 6 mos is amount in force on applicant at least equal to
           2 times amount on Child?..............................................................................  [ ]   [ ]
        If Child resides in NY and age is under 4 yrs 6 mos is amount in force on applicant at least equal to
           4 times amount on Child?..............................................................................  [ ]   [ ]
    (d) Are all other children in family insured or to be insured for an amount at least equal to that on
        Proposed Insured?........................................................................................  [ ]   [ ]
------------------------------------------------------------------------------------------------------------------------------
12. TOBACCO/NICOTINE
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Yes   No
If age 20 or over on Policy Date, have you used tobacco or nicotine in any form in last 5 years?.................  [ ]   [ ]
If "Yes", indicate type used            date of last use (Mo/Yr)     /


------------------------------------------------------------------------------------------------------------------------------
13. UNDERWRITING DATA
------------------------------------------------------------------------------------------------------------------------------
(a) In last 2 years, have you engaged in or do you now intend to engage in? If "Yes", submit Form 7663 aircraft flying other than
      as a passenger             [ ] Yes [ ] No      scuba diving   [ ] Yes [ ] No     ultralight flying      [ ] Yes [ ] No
    motorcycle driving           [ ] Yes [ ] No      ballooning     [ ] Yes [ ] No     mountaineering         [ ] Yes [ ] No
    snowmobile driving           [ ] Yes [ ] No      parachuting    [ ] Yes [ ] No     rodeo riding           [ ] Yes [ ] No
    motorized racing             [ ] Yes [ ] No      hang gliding   [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------
(b) In last 2 years, have you been arrested or imprisoned for any reason or had your driver's license
    suspended or revoked?                                                                                     [ ] Yes [ ] No
    If yes, give details, dates, driver's lic. # and State of lic. in Details, Q. 18.
------------------------------------------------------------------------------------------------------------------------------
(c) In last 2 years, have you been declined for issue, reinstatement or renewal of any type of Life or
    Health Insurance?                                                                                         [ ] Yes [ ] No
    If "Yes", give Company name and reason in Details, Q. 18.
------------------------------------------------------------------------------------------------------------------------------
(d) In last 2 years, have you traveled or resided outside the U.S. or Canada or do you intend to
    do so within the next 12 mos?                                                                             [ ] Yes [ ] No
    If "Yes", give Where, When, How long in Details, Q. 18.

Answer Ques. 14-17, so far as known, if underwriting is required, but an Application Part II is not. Details are required for all "Yes" answers.
------------------------------------------------------------------------------------------------------------------------------
14. MEDICAL UNDERWRITING
------------------------------------------------------------------------------------------------------------------------------
(a) In last 10 years have you had or been treated for:
    heart trouble    [ ] Yes [ ] No                 irregular pulse   [ ] Yes [ ] No                  cancer    [ ] Yes [ ] No
    angina           [ ] Yes [ ] No                 hypertension      [ ] Yes [ ] No                  tumor     [ ] Yes [ ] No
    stroke           [ ] Yes [ ] No                 diabetes          [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------
(b) In last 10 years have you been counseled, treated, or hospitalized for:
    psychiatric condition   [ ] Yes [ ] No     emotional condition   [ ] Yes [ ] No    mental health condition  [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------
(c) In last 10 years have used cocaine       [ ] Yes [ ] No                      or have you been counseled, treated or
    or other controlled substance            [ ] Yes [ ] No                      hospitalized for drug used     [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------
(d) In last 10 years have you been absent from work because of alcohol use    [ ] Yes [ ] No
    or have you been counseled, treated or hospitalized for alcohol use       [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------
15. In last 2 years have you had or been treated for:
(a) unexplained weight loss    [ ] Yes [ ] No         recurring fever        [ ] Yes [ ] No        pneumonia    [ ] Yes [ ] No
    swollen glands             [ ] Yes [ ] No         recurring infection    [ ] Yes [ ] No        thrush       [ ] Yes [ ] No
    recurring diarrhea         [ ] Yes [ ] No         persistent cough       [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------
(b) edema                   [ ] Yes [ ] No    muscle weakness        [ ] Yes [ ] No      shortness of breath    [ ] Yes [ ] No
    transient visual loss   [ ] Yes [ ] No    back or spine disorder [ ] Yes [ ] No      internal bleeding      [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------
16. In last 5 years have you had or been treated for:
(a) chronic respiratory disorder  [ ] Yes [ ] No       blood disorder        [ ] Yes [ ] No     seizures        [ ] Yes [ ] No
    kidney disorder               [ ] Yes [ ] No       circulatory disorder  [ ] Yes [ ] No     other nervous
    intestinal disorder           [ ] Yes [ ] No                                                system disorder [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------
(b) liver disorder       [ ] Yes [ ] No     immune system disorder (including AIDS or AIDS-Related Complex)     [ ] Yes [ ] No
    pancreas disorder    [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------
17. Your height (ft., in.)                 Your weight (lbs.)
------------------------------------------------------------------------------------------------------------------------------

QG410214


18.  Details: Give nature and severity, dates and duration, treatment, including prescription medication, and results of each "Yes" answer to questions 14, 15 and 16. Also use this space for any other additional details and special requests. (Indicate Ques. No. if applicable).
Q.#  Details                                    Name, Addr of Dr./Hosp.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
19.  APPLICANT (if not Prop. Insd)
______________________________________________________________
First/Mid
Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
LAST NAME
& Suffix  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Born
M/D/Y     |_|_|/|_|_|/|_|_|
Soc                                  Tax
Sec       |_|_|_|-|_|_|-|_|_|_|_|    ID #    |_|_|-|_|_|_|_|_|_|_|
Relationship to Proposed Insured
/ / Spouse   / / Parent   / / Employer   / /

Address  / / Same as Pl Res   / / Same as Pl Bus   / / other as follows
________________________________________________________________________________
Street

City

State  |_|_| Zip|_|_|_|_|_|+|_|_|_|_|

Employer

Business
Street

City
                                        Mail
State  |_|_| Zip|_|_|_|_|_|+|_|_|_|_|   Addr   / / Res   / / Bus
--------------------------------------------------------------------------------
20.  OWNER (if not Prop. Insd)
______________________________________________________________
First/Mid
Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
LAST NAME
& Suffix  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Born
M/D/Y     |_|_|/|_|_|/|_|_|
Soc                                  Tax
Sec       |_|_|_|-|_|_|-|_|_|_|_|    ID #    |_|_|-|_|_|_|_|_|_|_|
Relationship to Proposed Insured
/ / Spouse   / / Parent   / / Employer   / /

Mail Addr  / / Same as Pl's   / / Same as Applic's   / / other as follows
/ / Check if multiple owners. Give addl name, birthdate, SS#, relationship in Details, Q. 18. Unless otherwise specified in Question 18. If more than one owner is shown, ownership will be joint with right of survivorship.
________________________________________________________________________________
Street

City

State  |_|_| Zip|_|_|_|_|_|+|_|_|_|_|
If Corp.,                                       Yr.
Place Inc.                                      Inc. |_|_|_|_|

Successor Owner       Relationship
/ / Pl  / / as below  to Prop Insd
Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
________________________________________________________________________________
21.  AMENDING APPLICATION PREVIOUSLY SUBMITTED.
     Since the date the application for the policy (including any Part II) has been completed, have you:
     (a) been admitted to a hospital, sanitarium, or other medical     Yes   No
         facility? If "Yes" to (a), submit a new application Part II.  / /   / /
     (b) had any illness, or consulted any physician or practitioner for any reason? If "Yes" to (b), give full details in Q. 18.  / /  / /
________________________________________________________________________________
22.  EXERCISING A GUARANTEED INSURABILITY OPTION.
     (a) Option Date                   , 19
     (b) / / Scheduled Option Date   / / Alternate Option Date
     (c) If Alternate Option Date / / date of marriage  / / birth  / / adoption
         Mo.        Day       Year        Submit proof of Alt. Opt. Date
________________________________________________________________________________
23.  EXERCISING CONVERSION PRIVILEGE FROM TERM COVERAGE TO PERMANENT INSURANCE
________________________________________________________________________________
The insurer is requested to issue the policy applied for on the Age Basis selected and continue the following Rider(s) to the Policy(ies) listed on
Page 1 of this application, as indicated below, when the policy applied for takes effect.
Age Basis          Convert All:       Convert Partial:
/ / Attained Age   / / term policy    / / Term policy (with pro rata reduction
/ / Original Age   / / term rider         of any ADB)
                   / / 1 YT Div Opt   $         amount remaining as term policy
                   / / OCI/7YTR       / / Term rider
                   / / SCI/CI/FI      $         amount remaining as term rider

Does the coverage    / / Yes If "Yes", does the insured    / / Yes  If "Yes",
to be converted      / / No  have any disability which     / / No   give dates
include Waiver or            prevents him or her from               and details
Premium Benefit?             being actively at work?                in Q.18

Is Additional coverage being    / / Yes  If "Yes", refer to General
applied for?                             Requirements for Various
                                / / No   Types of Requested Actions


992-501                                                                 9925014

QG410214
=============================================================================

THOSE PERSONS WHO SIGN BELOW AGREE THAT:

1. All of the statements which are part of the application are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true, and complete may, subject to the policy's Incontestability Provision, invalidate coverage.

2. No agent or medical examiner has any right to accept risks, make or change contracts, or give up any of NYLIC's or NYLIAC's rights or requirements.

3. "Cash Paid" with the application, with respect to a new policy or additional benefit, provides a limited amount of temporary coverage for up to 60 days, if the terms and conditions of the receipt are met. Temporary coverage is not provided if a policy or benefit is applied for under the terms of a conversion privilege or a guaranteed insurability option, or if reinstatement is applied for.

4. To put a policy or benefit issued in response to this application in force, the policy or written evidence of the benefit must be delivered to the Applicant and the full first premium paid while the person to be covered is living. If temporary coverage, with respect to a policy or benefit, is not in effect at time of delivery, there must not have been any material change in the insurability of that person, as described by the statements in the application; this means that these statements must still be complete and true as if made at the time of delivery.

    However, if the policy or benefit is being applied for under the terms of a conversion privilege or guaranteed insurability option, and NYLIC's or NYLIAC's approval is not required to put it in force, the policy or benefit will take effect as soon as the requirements of that privilege or option have been met.

5. Under penalties of perjury, it is certified that: (a) The social security or Employer Id. numbers shown in this application are correct taxpayer identification numbers; and (b) the holders of said numbers are not subject to any backup withholding of U.S. Federal income tax for failure to report interest or dividends.


      Dated at               on Mo/Day/Yr   /  /

      I certify I have truly and accurately     Signature of Applicant
      recorded all answers give to me.

                       Other Required Signature

      Witness                                   Signature of Proposed Insured if
                                                other than Applicant
                   Agent

                       Signature of Parent if Proposed Insured is under 14 yrs. 6 mos. and Parent has not signed as applicant


      Countersigned by Lic. resident agt. (if reqd.)     Title if signed on
                                                         behalf of corporation,
                                                         trust, etc.

      Countersign Code# Surname

992-501                                                                9925015

                                ACKNOWLEDGEMENT
    I have been given a copy of "Information Practices Related to Underwriting Your Application" which tells how New York Life Insurance Company and New York Life Insurance and Annuity Corporation obtain and use data about me. It includes the notice required by the state and federal Fair Credit Reporting Acts and a description of MIB, Inc. (Medical Information Bureau).

                                 AUTHORIZATION
    (In this Authorization, "the Insurer" means New York Life Insurance Company or New York Life Insurance and Annuity Corporation, whichever applies.) In order to see if (and on what basis) I qualify for insurance or for the benefits which that insurance may provide, I authorize the following:
MEDICAL INFORMATION Physicians or practitioners; hospitals; medical or medically related facilities; laboratories; insurance companies; or MIB may give to the Insurer (or any consumer reporting agency acting in its behalf) and to any of its reinsurers data and copies of records that they may have about my physical and mental health. The data and records may include important history, findings, diagnoses and treatment.
OTHER UNDERWRITING INFORMATION MIB and other insurance companies may give to the Insurer and to any of its reinsurers data about: my driving record; any criminal activity or association; hazardous sport or aviation activity; use of alcohol or drugs; any claim of eligibility for disability income benefits; and other applications for insurance.
EXAMINATIONS AND TESTS The Insurer may obtain physical examinations or medical tests deemed necessary to underwrite my application. These tests (where permitted by law) may include, but are not limited to, electrocardiograms, chest x-rays and tests of blood and urine to determine, among other things, exposure to causative agents of disease (for example, exposure to the AIDS virus) and the presence of drugs. However, a separate notification/ authorization form will be provided with respect to testing of the AIDS virus. INVESTIGATIVE CONSUMER REPORT The Insurer may obtain an investigative consumer report and may give the consumer reporting agency information concerning the amount and type of my coverage and my use, if any, of tobacco. The report may add to or confirm the types of data mentioned above. It may also contain data about: my identity; age; residence; marital status; past and present jobs (including work duties); economic conditions; driving record; personal and business reputation in the community; and mode of living; but will not include any information relating directly or indirectly to sexual orientation. IDENTIFICATION To obtain the data described above, the Insurer may give my name, address, and date and place of birth to the above persons or organization. RELEASE OF INFORMATION TO OTHERS When necessary, the Insurer may give data about me that affects my insurability to: its subsidiaries; its affiliates; its parent company; its agents and their staffs; its reinsurers; and the Insurer and its reinsurers may give such data to MIB. However, this will not be done in connection with information relating to the AIDS virus.
    I also authorize the release of these same types of data about any of my children who are to be insured.
    This authorization shall be valid for 30 months from the date shown below.
A photocopy of it shall be as valid as the original.
    In giving this authorization, I release the above parties from all liability in the securing and use of the above underwriting data. I know that a copy of this form is in the Insurer's statement on "Information Practices Related to Underwriting Your Application".


Date____________,19__  Witness__________________
                                           Agent _______________________________
                                                 Signature of Parent or Guardian
                                                 if the Prop. Insd. is under
                                                 14 yrs. 6 mos.

                                                  ______________________________
                                                  Signature of Proposed Insured


17852   7-91 (S)                                                         178521

    QG410214
NOT PART OF THE APPLICATION            AGENT'S STATEMENT
--------------------------------------------------------------------------------
                       SECTION A - ANSWER FOR ALL CASES.
--------------------------------------------------------------------------------

1.  If cash was collected, did you give the receipt and explain that coverage is provided only as stated,    YES   NO
    and that it is temporary and limited in amount? If "No", cash must be refunded, (If Applicant did not
    give cash, then enter, in Q. 21 name and address of person who did.) ................................... [ ]   [ ]
2.  a. Did you ask each question, were answers recorded exactly as made to you (also see Section B), and
       were all required signatures obtained in your presence? If "No", explain in Q. 21 ................... [ ]   [ ]
    b. Did the Proposed Insured communicate in English well enough to understand and answer each question
       in English (including those on Non-Medical Part II, If applicable)? ................................. [ ]   [ ]
    c. If "No" to b., who acted as interpreter? Agent [ ]; Other [ ]
       If "Other", give name and relationship to Proposed Insured __________________________________________
3.  As far as you know, does anyone intend to make a loan, now or in the future, against the cash value of any policy presently in force, because of the purchase of the policy applied for? If "Yes", give
    details in Q. 21 below ................................................................................. [ ]   [ ]
4.  By reason of this transaction, is replacement involved? If "Yes", give details in Q. 21 below .......... [ ]   [ ]

--------------------------------------------------------------------------------
5.  Proposed Insured's County of Residence? _______________________________
6.  Estimated Annualized Premium?     Check box if TAS agent [ ]
    $[      .  ]
7.  How well do you know the Proposed Insured?
    (a) [ ] Approached by Proposed Insured
    (b) [ ] Well, for _____ years
    (c) [ ] Casually _____ years
    (d) [ ] Other NYLIC Agent
    (e) [ ] Met on solicitation
    (f) [ ] Relative (relationship ___________________________)
    (g) [ ] Relative of Other NYL Agent
8.  Source?
    (a) [ ] My Client
    (b) [ ] Direct Mail
    (c) [ ] Group Contract
    (d) [ ] Client Referral
    (e) [ ] Canvass
    (f) [ ] Customer List
    (g) [ ] Unassigned Policyowner
    (h) [ ] Ad Reply
    (i) [ ] Rel
    (j) [ ] Other
9.  Purpose?  (See Q. 13 in Section C if more than
              $250,000 in force and applied for.)
    (a) [ ] Personal
    (b) [ ] Key Employee
    (c) [ ] Sec. 303
    (d) [ ] Buy Out
    (e) [ ] Split Dollar
    (f) [ ] Deferred Comp.
    (g) [ ] Charity or Gift (Premiums will be paid by               )
    (h) [ ] Other (give full details in Q. 21 below)
--------------------------------------------------------------------------------
                  SECTION B - ANSWER IF UNDERWRITING REQUIRED
          (I.E., WHEN PART I QUESTIONS 14-17 OR A PART II REQUIRED).
--------------------------------------------------------------------------------
NOTE: It is your responsibility, as the Agent in this case, to disclose information that may affect the underwriting of this application, whether or not such information may appear elsewhere in the application. This includes information obtained after the application is submitted.
10. Are you aware of any of the following underwriting factors (past, present or contemplated) that apply to any person proposed for coverage?

                                                                Yes   No
    (a) rating or declination by any company?                   [ ]   [ ]
    (b) physical or mental abnormality or handicap?             [ ]   [ ]
    (c) hospitalization, surgery, treatment, or counseling?     [ ]   [ ]
    (d) activities in a hazardous avocation or occupation?      [ ]   [ ]
    (e) smoking of cigarettes within the past year?             [ ]   [ ]
    (f) alcohol or drug abuse?                                  [ ]   [ ]
    (g) arrests, or driver's license suspension or revocation?  [ ]   [ ]
    (h) inaccurate weight and/or height reported to you?        [ ]   [ ]
    (i) foreign residence or travel?                            [ ]   [ ]
        If "Yes" to any (a) - (i), give details in Q. 21 or
        in a separate letter.
    (j) Med. Underwriting Rules Chart used?
        [ ] A, [ ] B, [ ] C for prior insured, multi-life,
        single sum, [ ] Vanish Loan, [ ] Sel Agt
--------------------------------------------------------------------------------
      SECTION C - ANSWER IF THE SUM OF LIFE INSURANCE IN FORCE AND APPLIED
               FOR ON PROP. OR OTHER INSURED IS $250,000 OR MORE.
--------------------------------------------------------------------------------
11. Life insurance in force on Proposed Insured (If none, enter "0")
    In New York Life, with:     Personal Beneficiary
     (incl. subsidiaries)       Business Beneficiary
    In other companies, with:   Personal Beneficiary
                                Business Beneficiary

         Total              With WP            ADB Amount
    (a) $__________    (b) $__________    (c) $__________
    (d) $__________    (e) $__________    (f) $__________
    (g) $__________    (h) $__________    (i) $__________
    (j) $__________    (k) $__________    (l) $__________
12. Estimated net worth and income: (If none, enter "0")
    Proposed Insured's
    Owner's (if not Proposed Insured)

         Net Worth        Annual Earned Income      Annual Unearned Income
    (a) $__________  (b) $__________           (c) $__________
    (d) $__________  (e) $__________           (f) $__________

13. Insurance on Others? In Q. 21, give names, relationships and amounts of business or personal insurance to be applied for (use "A"), pending (use "P") and in force (use "F") on (a) other members of business (e.g., key employees, partners, shareholders) or (b) other family members.
--------------------------------------------------------------------------------
    SECTION D - ANSWER IF POLICY TO BE ADDED TO EXISTING PLAN OR ARRANGEMENT
             OR IF NYL-A-PLAN TYPE OR GOV'T ALLOT. MODE APPLIED FOR.
--------------------------------------------------------------------------------
14. Arrangement No. (incl. C-O-M, Nyl-A-Plan, Nyl-A-Plus, KPA, PTA, TSA)
    PAY POINT [ ][ ][ ][ ]
15. (a) Nyl-A-Plan or Nyl-A-Plus Name
    (b) Type [ ] 8071 (Employer $) [ ] 8072 [ ] 17916
16. Tax-Qualified plan: Name
17. Gov't Allot
    (a) Mil. Service Branch
    (b) Pay Grade
    (c) Soc Sec (Ins.) No. of Allotter ___-__-____
--------------------------------------------------------------------------------
 SECTION E - ANSWER IF TRUSTEE IS APPLICANT, OWNER, SUCCESSOR OWNER, OR PAYOR.
--------------------------------------------------------------------------------
18. Date of Trust
19. Date of last amendment, if any
20. Certified copy of Trust and last amendment, if any
    [ ] will be forwarded  [ ] furnished with Policy No.
--------------------------------------------------------------------------------
21. Remarks, Additional Details
                                ------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
22. Was app by mail? [ ] Yes  [ ] No
    Is del. by mail expected? [ ] Yes  [ ] No
    Delivery State?
                   --------------------------
--------------------------------------------------------------------------------
I DECLARE THAT: (a) the application was secured by me personally, and that I have no understanding or agreement with any other person, directly or indirectly, as to commissions or compensation on any policy applied for, except as may be specified below; and (b) I have not paid or allowed, and I agree that I will not hereafter pay or allow, either directly or indirectly, any compensation or commission other than below, or any rebate of premium in any manner whatsoever to the Applicant or to any other person.
I HEREWITH SUBMIT the cash collected with this application. Date

Share%  Code No.     Surname
Any other person(s) sharing commission
Share%  Code No.     Surname  Sign below


                                              [                 ]
                                              [                 ]    "OFFICE"
                                    Signature [                 ] Date Received
                                              [                 ]   Stamp Here
                                              [                 ]


                                                                        1061

                   / /NEW YORK LIFE INSURANCE COMPANY RECEIPT
           / /NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION RECEIPT
       (In this receipt, "we" and "our" mean the Insurer checked above.)

Received from________________________________on_____________________,19_____

the sum of_______________________________________ Dollars ($________________),
the amount specified in Question 9 of Part 1 of an application bearing the same date and number as this receipt. This payment is received subject to the provisions of this receipt and its Conditional Temporary Coverage Agreement below.
     If the application modifies a previous application and cash was paid in connection with the previous application, this receipt replaces and cancels any receipt which was previously given for cash. We shall have no liability on account of the previous receipt or any temporary coverage provided under it and our liability on account of any cash payment shall be as provided under this receipt and its Conditional Temporary Coverage Agreement below.
     Any check tendered must be made payable to New York Life Insurance Company or New York Life Insurance and Annuity Corporation, as shown above. Do Not make any check payable to the Agent or leave the Payee blank. Any check will be received subject to collection. This receipt is not transferable.

-------------------------------------
           Agent's Signature

          CONDITIONAL TEMPORARY COVERAGE AGREEMENT (LIMITED IN AMOUNT)

1.  COVERAGE NOT PROVIDED. No coverage is provided under this receipt:
    (a) unless all of the Conditions to Coverage in paragraph 2 are fully met;
    (b) for suicide or intentionally self-inflicted injury. (Item (b) is not applicable to policies issued for delivery to a Missouri citizen);
    (c) if reinstatement of a policy is being applied for;
    (d) for a policy or benefit that is applied for under the terms of a conversion privilege or guaranteed insurability option. If that policy or benefit does not require our approval to put it in force, it will take effect as soon as the requirements of that privilege or option have been met.

2.  CONDITIONS TO COVERAGE. The Conditions to Coverage are as follows:
    (a) Any required application Part II and any medical or paramedical examination, which is part of the initial requirements for this application, must have been completed;
    (b) All statements which are in the application for the policy, including both Part I and any required Part II, must be complete and true, to the best of the knowledge and belief of those persons who made them;
    (c) Questions 8(a), 8(b) and 8(c) must have been answered "No"; and
    (d) The sum paid in exchange for this receipt must be enough to provide at least one month's coverage for the face amount of insurance and under any riders being applied for.

3. AMOUNT OF COVERAGE - MAXIMUM LIMITATIONS. The temporary coverage will provide the same benefits, and be subject to the same provisions, conditions, exceptions, limitations and reductions, that would apply under the policy had it become effective, except that OUR AGGREGATE LIABILITY on account of all the temporary coverage, under this and any other receipt on the person proposed for coverage in the application, for all benefits (including any Accidental Death Benefits and any other benefits)SHALL IN NO EVENT EXCEED $500,000 in total; and such liability shall be further limited for any disability waiver of premium benefit so that it does not exceed $300 per month.

4. DATE COVERAGE BEGINS. The temporary coverage will begin on the LATEST of the following dates:
    (a) The date of completion of any required application Part II and any medical or paramedical examination which is part of the initial requirements for this application;
    (b) The date of this receipt; or
    (c) The policy date as specified in Part I of the application.
    However, where the temporary coverage under this receipt replaces temporary coverage with respect to the same policy under another receipt given for cash previously paid, the temporary coverage under this receipt begins as of the same date that the replaced temporary coverage began.

5. COVERAGE TERMINATES - 60 DAY MAXIMUM. The temporary coverage will terminate on the EARLIEST of the following dates:
    (a) The sixtieth day following the date coverage begins under this receipt;
    (b) The fifth day after we mail to the Applicant notice that the application has been declined;
    (c) The date the Applicant makes written request for a full refund of the cash payment, in which event all coverage will be void from the start;
    (d) The date the policy is put into force. If and when the policy is put into force, it will replace the temporary coverage under this receipt. In that event, we shall have no liability because of the temporary coverage, and the liability shall only be as provided under the policy.

6.  REFUND OF CASH PAYMENT.
    (a) If no claim for benefits arises under the temporary coverage, a full refund of the cash payment made with respect to the policy will be made, if
        (i)  we decline the application, or
        (ii) a written request for the refund is made not later than 10 days after delivery of the policy.
    (b) If a claim for benefits arises under the temporary coverage, a refund will be made of an appropriate part of the cash payment made with respect to the policy, if
        (i)  we decline the application, or
        (ii) our liability on account of the temporary coverage is, because of paragraph 3, less than it would have been under the policy.

7. LIMITATION ON AUTHORITY. No agent or medical examiner has any right to accept risks, make or change contracts, give up any of our rights or requirements, or change the provisions of this receipt.





                        NEW YORK LIFE INSURANCE COMPANY
       NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (A DELAWARE CORP.)
                    51 MADISON AVENUE, NEW YORK, N.Y.  10010

             REQUEST FOR CHECK-O-MATIC PREMIUM PAYMENT ARRANGEMENT

==============================================================================

                                   IMPORTANT

1 - NYLIC and NYLIAC policies cannot be included together in the same
    Check-O-Matic arrangement. Use a separate C-O-M request form for each Insurer.

2 - NYLIAC Life Insurance and NYLIAC Annuity policies also cannot be included in the same NYLIAC Check-O-Matic arrangement.

3 - Please complete both sides of the request portion of this form.

4 - Please complete the depositor's authorization if (a) you are authorizing the establishment of a new Check-O-Matic arrangement under a checking account which is not now being used for this purpose, or (b) you are changing financial organizations, branches or accounts.

5 - Please furnish a specimen check on the checking account to be used.
    However, this is not necessary if (a) the policy is simply being added to an existing Check-O-Matic arrangement with the same Insurer and there is no change in the account being used, or (b) payment is being made by check on the account to be used for the arrangement and the check accompanies this form.

================================================================================


--------------------------------------------------------------------------------

       REQUEST FOR CHECK-O-MATIC PREMIUM PAYMENT ARRANGEMENT (CHECK ONE)

/ /NEW YORK LIFE INSURANCE COMPANY (NYLIC)
/ /NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC - A DELAWARE
   CORPORATION)

With the consent of each owner, I ask that the Insurer indicated above start a Check-O-Matic arrangement to pay monthly premiums for each policy indicated on the back of this form. I have read and agree to the following terms, and acknowledge that they are not a part of any policy:

     1. The Insurer will draw checks or other instruments to its own order, or will direct the transfer of funds, to pay the premiums from the account I have designated on the back of this form. This will be done each month under a regular schedule established by the Insurer. The
         Insurer will not send premium notices while this arrangement is in effect.
     2. This arrangement does not change the premium, due dates specified in the policy, and it does not extend any of the grace or late periods for paying these premiums. The policy or policies will lapse at the end of the grace or late period if the premium remains unpaid.
     3. I may stop the arrangement by written notice to the Insurer. The owner of each policy may stop it for his or her own policy. In either of these cases, the arrangement ends on the day the Insurer receives the notice.
     4. The Insurer may stop the arrangement by written notice to me and to the owner of each policy that I do not own. The arrangement ends on the day the Insurer mails the notices.
     5. If this arrangement ends, I will be responsible for those premiums covered by checks or other instruments, or fund transfers, that are drawn or directed by the Insurer prior to the day the arrangement ends. On and after that day, premiums may be paid on any mode of premium payment then being offered by the Insurer.
     6. Any policy included under this arrangement is subject to the Insurer's minimum and maximum premium rules.


Date                                       X
    -------------------------------------   ------------------------------------
                                                  Signature of Depositor

Date                                       X
    -------------------------------------   ------------------------------------
                                                  Signature of Depositor

                      (PLEASE ALSO COMPLETE REVERSE SIDE)
     15585-U.S.  6/87                                        1558511

--------------------------------------------------------------------------------

              DEPOSITOR'S AUTHORIZATION TO FINANCIAL ORGANIZATION
================================================================================

Name of Depositor                                           Account Number
as shown on records of
Financial Organization, (Print)

--------------------------------------------------------------------------------
Name and Address of
Financial Organization
where account
is maintained.

--------------------------------------------------------------------------------

     I authorize you to pay and charge to my account any checks or instruments, or any fund transfers, drawn or directed by New York Life Insurance Company or New York Life Insurance and Annuity Corporation, as applicable to its own order. Until you receive my written cancellation of this authorization, you are fully protected when you honor any of those orders.
     Your treatment of, and your rights regarding those orders, shall be the same as if I signed or initiated them. If any of those orders are not honored, for cause or not, you shall have no liability, even if insurance is forfeited as a result.

--------------------------------------------------------------------------------

Date           Signature of depositor(s) as
               shown on Financial Organization's    X
               records for the account               --------------------------
               identified above.                    X
--------------------------------------------------------------------------------


       When writing to Insurer please refer to this number
                                                          ----------------------

8069  6/87                                                    806911

[NEW YORK LIFE LOGO]

NEW YORK LIFE INSURANCE
COMPANY, 51 MADISON AVENUE,
NEW YORK, N.Y.  10010

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION
51 MADISON AVENUE,
NEW YORK, N.Y.  10010

================================================================================

               NAMES AND ADDRESSES OF FOUR FRIENDS AND RELATIVES

1.                                       3.
  --------------------------------------   ---------------------------------

  --------------------------------------   ---------------------------------

2.                                       4.
  --------------------------------------   ---------------------------------

  --------------------------------------   ---------------------------------

GENERAL REQUIREMENTS FOR VARIOUS TYPES OF REQUESTED ACTIONS

------------------------------------------------------------------------------------------------------------------------------------
ACTION REQUESTED     ENTRY IN HEADING           QUESTIONS REQUIRING AN ANSWER                  ADDITIONAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Amending Previous     Insert application   Ques. 1, 2-7 for application items being     If cash is being paid with amendment, the
Application (Policy   date in "Amend       amended; 8 & 9 if cash being paid; 18 to     total cash paid must be at least one
not delivered)        Application Dated"   delete riders; 21 (unless a required Part    month's premium for the policy on the
                                           II not yet completed, or unless temporary    changed basis. Only the indicated changes,
                                           coverage is still in effect and change does  including deletions, will be made.
                                           not increase risk).
------------------------------------------------------------------------------------------------------------------------------------
Add-on rider,        Insert Policy Number  Ques. 1, 2 for add-on, 6, 8, 9, 11-13; also  If Ques. 8(a), 8(b) or 8(c) is answered
increase in face     "Change Request" and  14-17 for new coverage within Simplified     "Yes", cash may not be paid and Simplified
amount of policy     check Box             Underwriting limits.* For Increase indicate  Underwriting is not available - Part II
(for Target Life)                          "Increase Face Amount to $               "   required. See "Quick check card 13047" and
only on policies                           in Ques. 18.                                 Agents' Manual, Sect. UND VI for coverage
issued after 1/1/85                                                                     beyond Simplified Und. limits.
------------------------------------------------------------------------------------------------------------------------------------
PPO/GIO or TEmPPO    Check "GIO/PPO/GIR/   Ques. 1, 2, 4-7, 9, 12 and 22. For Target    For amounts in excess of option amounts, see
Option, GIR Option   SPO" Box, and insert  Life, indicate "Increase Face Amount to      Agents' Manual, Section UND VI.
to increase face     basic Policy Number   $        " in Ques. 18 instead of completing
amount of Target                           Ques. 2.
Life Policy
------------------------------------------------------------------------------------------------------------------------------------
Term Conversion      Insert Policy Number  Ques. 1, 2, 4, 5 (attained age only), 6, 7,  For additional coverage: Ques: 8, 13, Also
                     and check appropriate 9, 12, and 23.                               14-17 if a Simplified Underwriting case.*
                     "Conversion" Boxes
------------------------------------------------------------------------------------------------------------------------------------
Reinstatement        Insert Policy Number  Within 6 mos., if underwriting required;     After 6 mos.; See Agents' Manual, Section
                     and check             Ques. 1, 8, 9, 12, 13, 14-17.*               UND VI.
                     "Reinstatement" Box
------------------------------------------------------------------------------------------------------------------------------------
Reduction in         Insert Policy Number  Ques. 1, 8, 12, and 13. In Ques. 18, enter   APS if required. See Agts' Manual for
Rating               and check "Change     "Request for Reduction of Rating for         appropriate Part II's, Occupation; in
                     Request" Box                                               ."      Ques. 18, give dates and describe
                                                                                        occupations in last 5 years or since issue
                                                                                        date, if less, Avocation or Aviation;
                                                                                        Form 7663. Driving Record: Give Lic. No. in
                                                                                        Q. 18.
------------------------------------------------------------------------------------------------------------------------------------
Reconsideration     Insert Policy Number   Ques. 1, 8, 12, and 13. In Ques. 18, enter   Simplified Und. or Appropriate Part II.
for Non-Smoker or   and check "Change      "Request for Reconsideration to              See Agents' Manual, Section UND VI.
Preferred Risk      Request" Box                                     ."
------------------------------------------------------------------------------------------------------------------------------------

* If a Part II is required, omit Questions 14-17.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
[ ] SINGLE C-O-M   [ ] MULT. C-O-M   [ ] ADD TO C-O-M   [ ] ACCOUNT CHANGE    [ ] CASE REF. OR  POL. NO.
----------------------------------------------------------------------------------------------------------------
Depositor's Name as shown                                                               Account No.
on Financial Organization's
records. (Print)
----------------------------------------------------------------------------------------------------------------
Name of                                                                                        TRANSIT NO.
Financial
Organization ------------------------------------------------------------------------
(including                                                                                   -------------------
branch) and
address      ------------------------------------------------------------------------
where
account is
maintained.
----------------------------------------------------------------------------------------------------------------
A. APPLIED FOR POLICIES:    Name of Proposed Insured or Annuitant     Policy Date, if known (if policy number
                            -------------------------------------     ---------------------   known, give below)

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
B. IN-FORCE POLICIES - The C-O-M arrangement will apply to the policies listed below, and will cover all premiums scheduled to be paid on or after the date to which premiums for these policies have been paid.

 Pol. No.   Name of Insured or Annuitant   C-O-M Prem.     Pol. No.   Name of Insured or Annuitant   C-O-M Prem.
 --------   ----------------------------   -----------     --------   ----------------------------   -----------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
15585 - U.S. 6/87                PLEASE ALSO DATE AND SIGN OR REVERSE SIDE.                              1558512

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                INDEMNIFICATION AGREEMENT
                        TO: FINANCIAL ORGANIZATION NAMED ON THE REVERSE SIDE
                                If you comply with the request and authorization of the depositor named on the reverse side of this form.
                                1. The Insurer will indemnify and hold you harmless from any liability to a person who has an account with you, because you honored a check or other instrument or a fund transfer the Insurer drew or directed to its own order on that person's account. Similarly, the Insurer will assume any liability you may have to that person, or to the owner or beneficiary of a New York
                                   Life Insurance Company or a New York Life Insurance and Annuity
                                   Corporation policy, as applicable. If you do not honor such an order when there are sufficient funds in the account to pay the order when it is presented.
                                2. The insurer will refund to you any amount you have paid to it in error upon receipt of a claim which you may submit at any time up to twelve months after the date of that payment.

                        Authorized on May 16, 1979 in a resolution    Authorized on August 17, 1981 in a resolution
                          adopted by the Board of Directors of           adopted by the Board of Directors of
                             NEW YORK LIFE INSURANCE COMPANY                 NEW YORK LIFE INSURANCE
                                                                             AND ANNUITY CORPORATION
                                                                             (A DELAWARE CORPORATION)


                        By  /s/ GEORGE A. W. BUNDSCHUH                  By /s/ LEE M. GAMMILL, JR.
                           ---------------------------------------         ----------------------------------------
                                                        President                                        President



                            /s/ MELBORNE NUNES                             /s/ MELBORNE NUNES
                           ---------------------------------------         ----------------------------------------
                                                        Secretary                                        Secretary


8069-A   6/87                                                             806912